UAM Funds
Funds for the Informed Investor/sm/

Clipper Focus Portfolio
Annual Report                                                     April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .....................................................    1

Statement of Net Assets ..................................................    7

Statement of Operations ..................................................   10

Statement of Changes in Net Assets .......................................   11

Financial Highlights .....................................................   12

Notes to Financial Statements ............................................   13

Report of Independent Accountants ........................................   18

Federal Income Tax Information ...........................................   19
--------------------------------------------------------------------------------

UAM FUNDS                                               CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
April 30, 2001

2000 Clipper Focus Annual Letter

Managing stocks in a bear market is like surfing the giant waves of Hawaii's Waimea Bay -- the object is to remain erect and calm while a powerful force propels you downward toward thundering oblivion. The investor's equivalent of the surfer's wipeout is shown by the performance of the technology laden Nasdaq over the last 12 months. The Clipper Focus Portfolio gained 53.2% during the year ended April 30, 2001.

                                                             Last 12
                                                              Months
                                                             -------
   Nasdaq Composite                                           -45.2%
   S&P 500                                                    -13.0%
   Russell 1000 Value                                           6.4%
   Clipper Focus Portfolio                                     53.2%

The End of the Affair?

Investors who love technology stocks understand the feeling conveyed by Shakespeare's words "the pangs of despised love." As shown by their sharp price declines in the past year, tech stocks don't always love their investors back. The question at this point is whether the great love affair with tech stocks is over.

The answer is easy for many of yesterday's exciting Internet companies which went out of business because they ran out of cash. This is the equivalent of ending the affair by the death of one partner. Corporate death is very unlikely for the larger (and often quite profitable) technology companies whose share prices have cratered. Here the issue is divorce after an investor receives enough pain to make him sell the stock which once provided so much endearing profit. Judging by the still high valuations of large tech companies, many investors view the current situation as a serious lover's quarrel but still a long way from the stage of irreconcilable differences.

A race to the bottom is underway between the slowly shrinking number of tech stock lovers and the dramatically diminishing number of growing tech stocks on which investors can bestow their financial affection. A year ago Lucent Technologies was a great growth company; now its corporate survival is in question. Other premier favorites such as Cisco Systems and JDS Uniphase suddenly went from fabulous growth to flat business at best. As stocks change from "growth!" to "growth?", the losses are huge because the previous prices were so high. Watching this race to the bottom is more than fascinating for investors who do not own tech stocks; some day those stocks may become cheap enough for value investors to buy.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Return to Normalcy

That was Warren Harding's 1920 campaign slogan, soothing in feeling and vague in meaning. There is nothing vague, however, about how far we believe the stock market still is from long-term norms of price and value. The recent years of "irrational exuberance" have been so abnormal that they have likely distorted reasonable expectations, much like the young man whose first blind date is with a future Miss Universe -- his expectations of a normal girl may be warped for the rest of his life.

Start with price/earnings ratios as a measure of equity valuation. As shown in the following graph, P/E ratios went to all time highs as the 20th century ended. Even after recent declines in stock prices, P/E ratios still are at levels normally seen at bull market peaks, not bear market bottoms. Note that the numbers shown are for the sedate S&P 500. The more frisky Nasdaq sported triple digit P/E ratios at this time last year.


                      Market Valuations Remain Very High
                         Nomalized S&P 500 P/E Ratios

                                    [GRAPH]

It gets better (or worse, depending on your perspective). The denominator in the P/E ratio -- corporate earnings -- also has been at record levels. Whether measured by return on equity or as a percent of gross domestic product, profits have enjoyed a golden age of unprecedented size and duration. P/E ratios were high in the mid 1930s for the very good reason that earnings were unusually depressed. More

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
recently, however, record levels of profitability have been joined by record levels of P/E ratios which investors attach to them. Again a graph shows the perspective:

                     Corporate Profitability is at a Record Peak
                          Return on Equity (S&P 400)

                                    [GRAPH]

          Source: Standard & Poors, IBES, Pacific Financial Research


Dividend yield is another valuation measure that has gone off the chart and stayed there. Stocks once yielded much more than bonds because investors feared that growth was unlikely and depression was inevitable. Now the opposite extreme prevails: investors are so sure of robust future growth that dividend yields have virtually vanished. Even counting share repurchase as a more tax-efficient way to pay cash to stockholders would not alter this downward trend:

                         Dividends are at a Record Low
                            S&P 500 Dividend Yield
                                 1926 to Date

                                    [GRAPH]

A physician prefers to make a diagnosis based on a pattern of symptoms rather than only one. The same principle applies to an investment manager. In this case the pattern of valuation measures (including others not mentioned such as the ratios of price to book value and stock market capitalization to gross domestic product) all point to the same financial diagnosis -- the stock market is still very generously valued by all past norms except those of the very recent past.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
"Reversion to the mean" is the dry phrase statisticians use to describe the return to more normal conditions. Starting from such abnormally great conditions as we have now, reversion to the long-term mean shown in any of the graphs above would be a jolt to the portfolios and expectations of investors. A reversion through the mean would be a larger jolt still. While we claim no ability to predict the future, we do note that corporate profitability has shown considerable weakness recently, particularly in the technology area which led profits up in the late 1990s. The uncomfortable fact that a return to normalcy in equity valuation means large potential losses makes us unusually careful about evaluating the risks of stocks we select for your portfolio.

Women and Children Overboard

Older investors may recall a kinder, gentler time when some stocks made up in yield and safety what they lacked in speculative appeal. The best known of these "widow and orphan stocks" was AT&T. Once affectionately known as "Ma Bell," AT&T last year inflicted an unaffectionate 83% cut in its dividend. Its stock price followed the dividend down. For decades, electric utilities provided safe yields, but that was before deregulation transformed the business and the risks for investors. As widow and orphan stocks sink, one uncomfortable fact emerges for equity investors: there are no more safe havens, only possible gains with very real risks attached to them.

Balancing risk and return is central to our role of investment manager. Our decision to avoid the risk in popular technology stocks on Nasdaq led us to miss both the giant wave of speculative profits in 1999 and the giant wipeout which followed. We are confident of the long-term values and margins of safety of the stocks in your portfolio, but we also realize (as should you) that there is one possible risk no investor can avoid entirely -- stock prices can become as irrationally depressed in the future as they were irrationally exuberant in the recent past.

Pacific Financial Research, Inc.

The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed.

Portfolio changes should not be considered recommendations for action by individual investors.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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                     Definition of the Comparative Indices
                     -------------------------------------

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ Market as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Value Index contains securities in the Russell 1000 Indexes with less-than-average growth orientation. Companies generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market value weighted index (stock price shares outstanding), with each stock affecting the index in proportion to its market value.

The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                    [GRAPH]

                       --------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIODS ENDED APRIL 30, 2001
                       --------------------------------
                                             Since
                           1 Year           9/10/98*
                       --------------------------------
                           53.22%            22.74%
                       --------------------------------

                                                  PERIODS ENDED APRIL 30TH
---------------------------------------         -----------------------------
Initial Investment Date         9/10/98          Apr 99     Apr 00     Apr 01
---------------------------------------         -------   --------   --------
Clipper Focus Portfolio         $10,000         $12,234    $11,208    $17,173
          S&P 500 Index         $10,000         $14,073    $15,499    $13,488
---------------------------------------
      Index start date:         8/31/98
---------------------------------------

 * Beginning of operations. Index comparisons begin on 8/31/98.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
COMMON STOCKS -- 93.9%

                                                                  Shares         Value
                                                                 --------     ------------
AEROSPACE & DEFENSE -- 3.6%
     Lockheed Martin ......................................       275,400     $  9,683,064
                                                                              ------------
BANKS -- 0.9%
     Golden West Financial ................................        40,500        2,377,350
                                                                              ------------
CHEMICALS -- 3.7%
     Airgas* ..............................................       259,200        2,319,840
     Great Lakes Chemical .................................       251,200        7,895,216
                                                                              ------------
                                                                                10,215,056
                                                                              ------------
COMPUTERS & SERVICES -- 4.7%
     Pitney Bowes .........................................       335,500       12,772,485
                                                                              ------------
CONTAINERS & PACKAGING -- 3.2%
     Newell Rubbermaid ....................................       322,000        8,681,120
                                                                              ------------
FINANCIAL SERVICES -- 17.3%
     American Express .....................................       176,700        7,499,148
     Block H & R ..........................................        99,400        5,467,000
     Fannie Mae ...........................................       142,800       11,461,128
     Freddie Mac ..........................................       342,900       22,562,820
                                                                              ------------
                                                                                46,990,096
                                                                              ------------
FOOD, BEVERAGE & TOBACCO -- 17.7%
     Philip Morris ........................................       485,700       24,338,427
     Sara Lee .............................................       701,900       13,974,829
     Tyson Foods, Cl A ....................................       310,700        4,278,339
     UST ..................................................       186,700        5,619,670
                                                                              ------------
                                                                                48,211,265
                                                                              ------------
HOUSEHOLD PRODUCTS -- 1.4%
     Fortune Brands .......................................       123,600        3,850,140
                                                                              ------------
INSURANCE --  1.5%
     Old Republic International ...........................       138,000        3,986,820
                                                                              ------------
MISCELLANEOUS BUSINESS SERVICES -- 5.3%
     Computer Sciences* ...................................        74,300        2,647,309
     Manpower .............................................       364,600       11,794,810
                                                                              ------------
                                                                                14,442,119
                                                                              ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
   COMMON STOCKS - continued

                                                                  Shares         Value
                                                                 --------     ------------
PRINTING COMMERCIAL -- 2.9%
     RR Donnelley & Sons...................................       281,300     $  7,831,392
                                                                              ------------
REAL ESTATE INVESTMENT TRUSTS -- 17.7%
     Apartment Invt & Mgmt, Cl A REIT......................       216,400        9,647,112

     Archstone Communities Trust REIT......................       231,700        5,973,226

     Equity Office Properties Trust REIT...................       162,600        4,642,230

     Equity Residential Props Trust REIT...................       232,000       12,177,680

     Mack-Cali Realty REIT.................................       317,600        8,505,328

     Security Capital Group* REIT..........................       348,300        7,209,810
                                                                              ------------
                                                                                48,155,386
                                                                              ------------
RETAIL -- 14.0%
     McDonald's............................................       630,500       17,338,750
     Office Depot*.........................................       494,000        4,693,000
     Staples*..............................................       424,400        6,904,988
     Target................................................       241,600        9,289,520
                                                                              ------------
                                                                                38,226,258
                                                                              ------------
     TOTAL COMMON STOCKS
        (Cost $236,649,420)................................                    255,422,551
                                                                              ------------
SHORT-TERM INVESTMENT -- 5.1%
                                                                   Face
                                                                  Amount
                                                                 --------
REPURCHASE AGREEMENT -- 5.1%
     Chase Securities, Inc. 4.30%, dated 04/30/01,
        due 05/01/01 to be repurchased at $13,978,669,
        collateralized by $13,768,130 of various
        U.S. Treasury Obligations valued at
        $14,428,281 (Cost $13,977,000).....................    $13,977,000      13,977,000
                                                                              ------------
     TOTAL INVESTMENTS -- 99.0%
        (Cost $250,626,420) (a)............................                    269,399,551
                                                                              ------------
     OTHER ASSETS AND LIABILITIES, NET -- 1.0%.............                      2,669,823
                                                                              ------------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
   NET ASSETS CONSIST OF:

                                                                        Value
                                                                      ----------
     Paid in Capital.........................................       $231,671,477
     Accumulated net realized gain on investments............         21,624,766
     Net unrealized appreciation on investments..............         18,773,131
                                                                    ------------
     Total Net Assets -- 100.0%..............................       $272,069,374
                                                                    ============
     Institutional Class Shares:
     Shares Issued and Outstanding
        (unlimited authorization, no par value)..............         17,089,553
     Net Asset Value, Offering and Redemption Price Per Share             $15.92
                                                                          ======

     *   Non-Income Producing Security
    Cl   Class
  REIT   Real Estate Investment Trust
   (a) The cost for federal income tax purposes was $252,880,295. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $16,519,256. This consisted of aggregate gross unrealized appreciation for all securities of $21,466,295 and an aggregate gross unrealized depreciation for all securities of $4,947,039.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS

                                               CLIPPER FOCUS PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2001

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

Investment Income
Dividends..................................................        $  4,124,607
Interest...................................................             462,990
                                                                   ------------
   Total Income............................................           4,587,597
                                                                   ------------
Expenses
Investment Advisory Fees -- Note B.........................           1,633,810
Administrative Fees -- Note C..............................             234,295
Shareholder Servicing Fees -- Note F.......................             211,805
Filing and Registration Fees...............................              62,766
Printing Fees..............................................              47,364
Custodian Fees.............................................              28,672
Audit Fees.................................................              14,859
Legal Fees.................................................              18,570
Trustees' Fees -- Note E...................................               7,409
Other Expenses.............................................              41,889
                                                                   ------------
   Total Expenses..........................................           2,301,439
Less:
Waiver of Investment Advisory Fees -- Note B...............             (19,109)
                                                                   ------------
   Net Expenses Before Expense Offset......................           2,282,330

Expense Offset -- Note A...................................              (2,444)
                                                                   ------------
   Net Expenses After Expense Offset.......................           2,279,886
                                                                   ------------
Net Investment Income......................................           2,307,711
                                                                   ------------
Net Realized Gain on Investments...........................          28,312,575
Net Change in Unrealized Appreciation (Depreciation) of
 Investments...............................................          26,603,403
                                                                   ------------
Net Gain on Investments....................................          54,915,978
                                                                   ------------
Net Increase in Net Assets Resulting from Operations.......        $ 57,223,689
                                                                   ============

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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STATEMENT OF CHANGES IN NET ASSETS

                                                      Year                  Year
                                                     Ended                 Ended
                                                    April 30,             April 30,
                                                      2001                  2000
                                                   ------------          ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income..........................    $  2,307,711          $ 1,248,984
     Net Realized Gain (Loss)....................      28,312,575             (195,668)
     Net Change in Unrealized Appreciation
     (Depreciation)..............................      26,603,403           (9,829,569)
                                                     ------------          -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations.................      57,223,689           (8,776,253)
                                                     ------------          -----------
  Distributions:
  Net Investment Income..........................      (2,434,218)          (1,200,879)
     Net Realized Gain...........................      (6,490,940)          (1,069,221)
                                                     ------------          -----------
     Total Distributions.........................      (8,925,158)          (2,270,100)
                                                     ------------          -----------
  Share Transactions:
     Issued......................................     401,377,002           82,007,266
     In Lieu of Cash Distributions...............       8,340,561            2,247,719
     Redeemed....................................    (270,172,765)         (53,117,847)
                                                     ------------          -----------
     Net Increase from Capital Share
      Transactions...............................     139,544,798           31,137,138
                                                     ------------          -----------
          Total Increase.........................     187,843,329           20,090,785
  Net Assets:
     Beginning of Period.........................      84,226,045           64,135,260
                                                     ------------          -----------
     End of Period (including undistributed net
      investment income of $0 and $126,507,
      respectively)..............................    $272,069,374          $84,226,045
                                                     ------------          -----------

  Shares Issued and Redeemed:
     Shares Issued...............................      27,255,080            7,141,034
     In Lieu of Cash Distributions...............         572,998              203,560
     Shares Redeemed.............................     (18,486,230)          (4,857,116)
                                                     ------------          -----------
     Net Increase in Shares Outstanding..........       9,341,848            2,487,478
                                                     ============          ===========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                        Year           Year         Sept 10,
                                       Ended           Ended        1998* to
                                      April 30,      April 30,      April 30,
                                        2001           2000           1999
                                      --------       --------       --------
Net Asset Value,
  Beginning of Period................ $  10.87       $  12.19       $  10.00
                                      --------       --------       --------


Income from Investment Operations
  Net Investment Income..............     0.21           0.16           0.05
  Net Realized and
  Unrealized Gain (Loss).............     5.49          (1.18)          2.18
                                      --------       --------       --------
  Total from Investment Operations...     5.70          (1.02)          2.23
                                      --------       --------       --------
Distributions:
  Net Investment Income..............    (0.21)         (0.16)         (0.04)
  Net Realized Gain..................    (0.44)         (0.14)            --@
                                      --------       --------       --------
  Total Distributions................    (0.65)         (0.30)         (0.04)
                                      --------       --------       --------
Net Asset Value, End of Period.......  $ 15.92       $  10.87       $  12.19
                                      --------       --------       --------
Total Return+........................    53.22%         (8.39)%        22.33%***
                                      ========       ========       ========
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)......................... $272,069       $ 84,226       $ 64,135
Ratio of Expenses to Average
  Net Assets.........................     1.40%          1.40%          1.40%**
Ratio of Net Investment
  Income to Average Net Assets.......     1.41%          1.47%          1.05%**

Portfolio Turnover Rate..............      111%            54%            22%

  * Commencement of operations
 ** Annualized
*** Not annualized
  @ Amount is less than $0.01 per share.
  + Total return would have been lower had certain fees not been waived by the Adviser.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a non-diversified open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide long-term growth of capital by investing in a concentrated portfolio of the stocks that, in the opinion of the Adviser, are significantly undervalued.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
     has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss) to accumulated net realized gain (loss) and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

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

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
         6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Pacific Financial Research, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.40% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $214,876, of which $74,998 was paid to SEI for their services, $19,768 to DST for their services and $20,160 to UAMSSC for their services.

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UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $19,419.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the Distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record-keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $292,206,716 and sales of $175,051,710 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

--------------------------------------------------------------------------------
Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2001, 57% of total shares outstanding were held by 1 record shareholder.

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Clipper Focus Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clipper Focus Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 10, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO
                                                         APRIL 30, 2001

--------------------------------------------------------------------------------
Federal Income Tax Information: (Unaudited)

For the period ended April 30, 2001, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 20.21% for the Clipper Focus Portfolio.

The Clipper Focus Portfolio hereby designates approximately $3,333,594 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

                                     NOTES

                                     NOTES

UAM FUNDS                                                CLIPPER FOCUS PORTFOLIO

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Officers and Trustees

James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Pacific Financial Research, Inc.
9601 Wilshire Blvd., Suite 800
Beverly Hills, CA 93021

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

                                       ----------------------------------------
                                        This report has been prepared for
                                        shareholders and may be distributed to
                                        others only if preceded or accompanied
                                        by a current prospectus.
                                       ----------------------------------------